EXHIBIT 10m3

             Schedule identifying substantially identical
             agreements, among American Brands, Inc. ("American")
             and The Chase Manhattan Bank (National Association),
             et al. establishing a trust in favor of each of the following persons, to the Trust Agreement and Amendment thereto constituting Exhibits 10ml and 10m2, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1995
             ----------------------------------------------------------



                                     Name
                                     ----

                                 Thomas C. Hays
                                 John T. Ludes
                                 Robert L. Plancher
                                 Robert J. Rukeyser
                                 Steven C. Mendenhall
                                 Dudley L. Bauerlein, Jr.